SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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

Date of report (Date of earliest event reported)  March 24, 2004
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                                                  THE FIRST AMERICAN CORPORATION
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                                      (Exact Name of the Registrant as Specified in Charter)

California                                           0-3658                                            95-1068610
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(State or Other Jurisdiction                         (Commission                                      (IRS Employer
of Incorporation)                                   File Number)                                Identification No.)

1 First American Way, Santa Ana, California                                                              92707-5913
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(Address of Principal Executive Offices)                                                                 (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000
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                                                          Not Applicable.
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                                   (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     Other Events.

     On March 23, 2004, The First American Corporation announced its intention to redeem in full $210,000,000 aggregate principal amount of its outstanding
4.50% Senior Convertible Debentures Due 2008. The redemption date is April 15,
2004. The redemption date is also a regularly scheduled interest payment date.
The record date for this interest payment date is April 1, 2004. The debentures are convertible by the holder at any time prior to 4:00 P.M. Eastern time on April 13, 2004 (the "Conversion Termination Time") into First American common shares at the conversion rate of $28 per share.

     Several beneficial holders of the debentures have inquired of First
American whether they will be entitled to receive and retain interest on the debentures in connection with the redemption on April 15, 2004 if they convert their debentures into First American common shares after the April 1, 2004 record date and prior to the Conversion Termination Time.

     First American wishes to clarify that, pursuant to the terms of the debentures and the terms of the indenture governing the debentures, a beneficial holder that converts its debenture (or beneficial interest therein) into First
American common shares after April 1, 2004 and prior to the Conversion
Termination Time (i) will be entitled to receive and retain interest on such debenture (or beneficial interest therein) on April 15, 2004; and (ii) will not be required to tender upon conversion an amount equal to the interest to be received by such holder in respect of such debenture (or beneficial interest therein) on April 15, 2004.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                               THE FIRST AMERICAN CORPORATION



Date: March 24, 2004            By: /s/ Thomas A. Klemens
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                                  Name:  Thomas A. Klemens
                                  Title: Senior Executive Vice President and
                                         Chief Financial Officer